EXHIBIT 2.5





                        REAL PROPERTY PURCHASE AGREEMENT


         THIS REAL PROPERTY PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 12th day of June, 1998 by and between G. MICHAEL EDWARDS, ROBERT
F. EDWARDS, and DAVID B. EDWARDS (hereinafter sometimes collectively referred to as the "Sellers"), as sellers, and AMERICAN ALLSAFE COMPANY, a Delaware corporation (hereinafter sometimes referred to as the "Buyer"), as buyer.

                                    RECITALS:

         A. Concurrently with the execution of this Agreement, the Sellers and the Buyer have entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated of even date herewith, pursuant to which the Sellers will sell to the Buyer, and the Buyer will purchase from the Sellers, all of the issued and outstanding stock of Kedman Company, Inc., a Utah corporation ("Kedman").

         B. The Sellers own certain real property described below, which is leased to Kedman, and the Buyer desires to purchase and the Sellers are willing to sell such real property to the Buyer, on the terms, conditions, and provisions hereinafter set forth.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Sellers and the Buyer hereby agree as follows:

         1.       PURCHASE, SALE, AND AGREEMENTS.

         1.1. Description of Property. The Sellers hereby agree to sell to the Buyer, and the Buyer hereby agrees to purchase from the Sellers, on the terms, conditions, and provisions herein contained, certain real property (hereinafter the "Property"), situated in the County of Salt Lake, State of Utah, and more particularly described in Exhibit A attached hereto and by this reference made a part thereof.

         1.2. Purchase Price. The purchase price which the Buyer shall pay for the Property is Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00), which amount shall be paid to the Sellers in current and immediately available funds at the Closing (hereinafter the "Closing") provided for in Section 3.1 hereof.

         1.3. Title Report. Within fifteen (15) days after execution of this Agreement, the Sellers shall obtain and deliver to the Buyer a Commitment for Title Insurance covering the Property (hereinafter the "Preliminary Report"). The Buyer shall, within fifteen (15) days after the Buyer's receipt of the Preliminary Report, give written notice to the Sellers specifying any and each title exception contained in the Preliminary Report that is reasonably objectionable to the Buyer. If the Buyer timely notifies the Sellers of any such objectionable title exception, then



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the Sellers may attempt to cause each such  objectionable  title exception to be removed or cured prior to the Closing; provided, however, that if any such objectionable title exception is not or cannot (in the reasonable judgment of the Sellers) be so removed or cured by the date on which the Closing is scheduled to occur and the Sellers advise the Buyer in writing, then the Buyer shall elect, by the earlier of (i) the Closing Date; or (ii) within ten (10) days after notice from the Sellers of such circumstance either (a) to waive each such objectionable title exception and proceed with the Closing, with no adjustment to the purchase price for the Property due to such title exception, or (b) to terminate this Agreement and all of the rights and obligations of the parties hereunder. The Sellers shall not be obligated to remove any such objectionable title exception, but may do so at the Sellers' election.

         1.4. Permitted Encumbrances. As used in this Agreement, the term "Permitted Encumbrances" shall mean: (a) Real property taxes and assessments for 1998 and thereafter (including assessments of record prior to 1998 and payable in subsequent periods, provided the same are not delinquent or subject the Property to any penalty); (b) all covenants, conditions, restrictions, easements, rights-of-way, encroachments, title exceptions, and other matters of any nature disclosed in the Preliminary Report, other than such title exceptions as to which the Buyer timely objects in writing, as provided in Section 1.3 hereof, and does not thereafter waive such objection; (c) all shortages in area, conditions, restrictions, easements, rights-of-way, encroachments, title exceptions, and other matters which would be disclosed or discoverable by the Buyer upon a complete and thorough inspection and survey of the Property conforming to ALTA/ACSM minimum standard detail requirements for an urban survey; (d) that certain Lease affecting the Property, executed by George Zahnor Edwards and Edythe B. Edwards, as lessor, and Kedman Company, as lessee, dated August 1, 1967, amended by Amendment of Lease, dated March 1, 1993; and (e) other matters or conditions arising as a result of the acts or omissions of the Buyer or its successors.

         2.       CONDITIONS OF CLOSING.

         2.1. Conditions to the Buyer's Obligations. The obligations of the Buyer under this Agreement to purchase the Property are subject to the fulfillment, prior to or at the Closing or prior to or at the respective dates specified below, as the case may be, of the following conditions:

                  (a) On or before July 12, 1998, the Buyer shall, at the Buyer's sole cost and expense, have procured and approved in writing all environmental assessments, soils tests, and engineering reports concerning the environmental condition, soil conditions, and economic feasibility of the proposed use of the Property which may be deemed necessary or appropriate by the Buyer. Unless the Buyer notifies the Sellers in writing on or before July 12, 1998 that any of the foregoing have not been procured or approved, the Buyer shall be deemed to have procured and approved all of the foregoing and to have waived this condition 2.1(a).


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                  (b) On or before July 12, 1998,  the Buyer shall have obtained and reviewed a survey of the Property ("Survey"), including the approval of each and every condition, encroachment, boundary overlap or shortage, or other matter revealed by such Survey. Unless the Buyer notifies the Sellers in writing on or before July 12, 1998 that the survey and any matter set forth thereon has not been obtained, reviewed, and approved by the Buyer, the Buyer shall be deemed to have obtained, reviewed, and approved the Survey and each encroachment, restriction, boundary overlap or shortage, and other matters set forth on the Survey and to have waived this condition 2.1(b).

                  (c) The Sellers shall have performed and complied in all material respects with its obligations, covenants, and agreements contained in this agreement on its part to be performed and complied with at the appropriate times for such performance and compliance.

         In the event that each of such conditions shall not have been satisfied at or prior to the Closing or the respective date specified, as the case may be or waived by the Buyer, then the Buyer shall have the right, at the Buyer's option, at any time prior to July 31, 1998, to terminate this Agreement by giving written notice of such termination to the Sellers, in which event this Agreement shall automatically terminate and the Sellers and the Buyer each shall be released automatically from all further obligations and liabilities hereunder, except as set forth in Sections 6.2, 6.8, and 6.10 hereof. In the event the Buyer does not exercise its option to terminate this Agreement pursuant to this Section 2.1 on or before July 31, 1998, the Buyer shall automatically and irrevocably be deemed to have waived its objection asserted in any notice given pursuant to this Section 2.1 and to have waived the corresponding condition to the Buyer's obligation to close on its purchase of the Property as set forth in this Agreement.

         2.2.  Conditions to the Sellers'  Obligations.  The  obligations of the
Sellers  under  this   Agreement  to  sell  the  Property  are  subject  to  the
fulfillment, prior to or at the Closing, of the following conditions:

                  (a)  The  Buyer  shall  have  performed  and  complied  in all material respects with the Buyer's obligations, covenants, and agreements contained in this Agreement on the Buyer's part to be performed and complied with at the appropriate times for such performance and compliance.

         In the event each of such conditions shall not have been satisfied at or prior to the Closing or waived by the Sellers, then the Sellers shall have the right, at the Sellers' option, to (i) terminate this Agreement by giving written notice of such termination to the Buyer, in which event this Agreement shall automatically terminate and the Sellers and the Buyer each shall be released automatically from all further obligations and liabilities hereunder, except as set forth in Sections 6.2, 6.8, and 6.10 hereof; or (ii) pursue any other remedies available to the Sellers.

         2.3. Casualty or Condemnation. The Buyer shall be bound to purchase the Property for the full purchase price as required by the terms hereof, without regard to the occurrence or

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effect of any damage to or destruction  of the Property or partial  condemnation of the Property occurring after the date hereof and prior to the Closing Date, provided:

                  (a) The cost to repair any such damage or destruction does not exceed $50,000.00 and is fully covered by insurance; and

                  (b) any partial condemnation does not result in the taking of more than five percent (5%) of the total area of the Property; and

                  (c) at the Closing, the Buyer shall have credited against the purchase price due hereunder the amount of any insurance or condemnation proceeds collected by the Sellers and prior to Closing as a result of any such damage, destruction, or condemnation, or such proceeds shall be assigned to the Buyer if not then collected but shall not be deducted from the purchase price.

         If  such  damage  or  destruction   exceeds   $50,000.00,   or  if  any
condemnation results in the taking of more than 5% of the total area of the Property, then the Buyer may, at its option, either terminate this Agreement or consummate the purchase at the purchase price specified in Section 1.2 hereof. The Buyer's option must be exercised within fifteen (15) days from the date on which the Buyer receives notice of such damage or destruction or condemnation. If the Buyer proceeds with the purchase, then all insurance or condemnation proceeds shall be paid over to the Buyer (or assigned if not yet collected) less only such monies actually expanded by the Sellers to repair the damage. Except as provided above, the Buyer shall be bound to purchase the Property for the full purchase price as required by the terms hereof, without regard to the occurrence or effect of any damage to or destruction of the Property or partial condemnation of the Property occurring after the date hereof and prior to the Closing Date.

         2.4. Closing of Stock Purchase Agreement. The obligations of the Sellers and the Buyer to sell and purchase, respectively, the Property pursuant to the terms and provisions of this Agreement are subject to and conditioned upon the Buyer's purchase of all of the issued and outstanding shares of stock of Kedman, on the terms and conditions set forth in the Stock Purchase Agreement. The obligations of the Sellers and the Buyer under this Agreement shall automatically terminate and the Sellers and the Buyer each shall be released automatically from all further obligations and liabilities hereunder, except as set forth in Sections 6.2, 6.8, and 6.10 hereof, upon any termination of the Stock Purchase Agreement.

         3.       CLOSING AND POST-CLOSING.

         3.1. Closing. Closing of the subject transaction shall be held at the offices of Van Cott, Bagley, Cornwall & McCarthy, 50 South Main Street, Suite 1600, Salt Lake City, Utah 84144-0402, on July 12, 1998, or at such other date or place as shall be mutually agreed to in writing by the Sellers and the Buyer; provided, however, that the Closing may be accomplished on such date through an escrow established with a Utah title insurance company, designated by the Buyer, acting as agent for Chicago Title Company or another escrow agent acceptable to

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both the Sellers and the Buyer.  The date on which the  Closing  actually  takes place or, if more than one day is required to complete the Closing, the date on which the Closing is actually accomplished is herein referred to and designated as the "Closing Date." At the Closing the following shall occur, each action being considered a condition precedent to the others and all being considered as taking place simultaneously, and (subject to the terms and conditions hereof) each party covenanting to perform or cause to be performed each such action to be performed on its part:

                  (a) The Sellers shall execute, acknowledge, and deliver to the Buyer a Special Warranty Deed, conveying and warranting the Property to the Buyer, against those claiming by, through, or under the Sellers.

                  (b) The Sellers shall assign to the Buyer all right, title, and interest under the Lease affecting the Property, and the Buyer shall agree in such written instrument to assume and perform all obligations of the lessor under such leases from and after the Closing Date, in accordance with Section 1.5 hereof.

                  (c) The Buyer shall pay to the escrow agent for disbursement to the Sellers, in current funds, the sum of Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00), representing the purchase price to be paid at the Closing as provided in Section 1.2 hereof.

                  (d) All reasonable and customary prorations shall be made as of the Closing Date and appropriate credits shall be given for real property taxes, assessments, rents, deposits, and other matters the nature of which properly requires such treatment. If on the Closing Date either the applicable assessed value or mill levy for the year in which the Closing occurs cannot be ascertained, real property taxes relative to the Property shall be apportioned on the basis of the assessed value and mill levy for the preceding year, and the parties shall make adjustment payments after the Closing based on the actual assessed value and the actual mill levy for the year in which the Closing occurs when such information is available. The provisions of this Section 3.1(d) shall survive the Closing.

                  (e) The Sellers shall pay in full the premium for the owner's policy of title insurance referred to in Section 3.2 hereof.

                  (f) The Buyer and the Sellers shall each pay one-half (1/2) of the costs of recording the Special Warranty Deed and one-half (1/2) of the costs of the escrow.

                  (g) The Sellers and the Buyer shall execute and deliver to each other closing statements reflecting the adjustments, payments, and credits described in this Section 3.1.

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                  (h) The  Sellers  shall  execute  and  deliver  to the Buyer a
         certificate   pursuant  to  Internal  Revenue  Code  ss.  1445  (b)(2),
         certifying to the Buyer that neither of the Sellers is a "foreign person," within the meaning of Internal Revenue Code ss. 1445.

                  (i) Each party shall execute, acknowledge, and deliver such other documents and instruments and take such other action as the other party or its legal counsel may reasonably require in order to document and carry out the transactions contemplated in this Agreement.

         3.2. Owner's Title Insurance. In conjunction with the Closing, the Sellers shall, at the Sellers' expense, cause First American Title Company of Utah to issue and deliver to the Buyer (as the named insured) an ALTA owner's policy of title insurance, providing for standard coverage, in the amount of Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00), insuring that fee simple title to the Property is vested in the Buyer subject only to: (a) the Permitted Encumbrances referred to in Section 1.4 hereof; and (b) standard items and exceptions.

         4.       DEFAULT AND REMEDIES.

         4.1. Buyer's Remedies on Default In the event of a default by the Sellers in the performance of their obligations hereunder, the Buyer shall give written notice to the Sellers designating such default. The Sellers shall have a period of ten (10) days following the effective date of said notice within which to correct the default of which the Sellers have received notice. In the event that the Sellers shall fail to correct such default within said ten (10) day period, the Buyer shall have the right, at its option: (i) to terminate both this Agreement and the Stock Purchase Agreement and all rights, duties, and obligations of the parties hereunder, by giving written notice thereof to the Sellers; or (ii) to receive specific performance by the Sellers of their obligations under this Agreement and the Stock Purchase Agreement and to recover damages from the Sellers resulting from said default.

         4.2. Sellers' Remedies on Default. In the event of a default by the Buyer in the performance of its obligations hereunder, the Sellers shall give written notice to the Buyer designating such default. The Buyer shall have a period of ten (10) days following the effective date of said notice within which to correct the default of which the Buyer has received notice. In the event that the Buyer shall fail to correct such default within said ten (10) day period, the Sellers shall have the right, at the Sellers' option: (i) to terminate both this Agreement and the Stock Purchase Agreement and all rights, duties, and obligations of the parties hereunder, by giving written notice thereof to the Buyer; or (ii) to recover damages from the Buyer resulting from said default.

         5. LIMITATION AND DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. THE BUYER ACKNOWLEDGES THAT THE BUYER HAS HAD OR WILL HAVE PRIOR TO THE CLOSING AN ADEQUATE OPPORTUNITY TO INSPECT THE PROPERTY AND TO INVESTIGATE ALL MATTERS BEARING ON ITS SUITABILITY FOR THE BUYER, AND WILL HAVE EITHER COMPLETED OR WILL

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HAVE  ELECTED NOT TO  COMPLETE  (AS OF THE CLOSING  DATE) SUCH  INSPECTIONS  AND
INVESTIGATIONS OR HAVE DECIDED TO ASSUME THE RISK OF BUYING THE PROPERTY WITHOUT DOING SO. ACCORDINGLY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE
SELLERS SET FORTH IN THE STOCK PURCHASE AGREEMENT, THE SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY, AS TO THE CONDITION, QUALITY, SAFETY, FREEDOM FROM DEFECTS (WHETHER OR NOT DETECTABLE BY INSPECTION), MERCHANTABILITY, FITNESS FOR THE BUYER'S INTENDED USE, OR FREEDOM FROM CONTAMINATION BY HAZARDOUS WASTES OR SUBSTANCES, OR COMPLIANCE WITH ZONING OR OTHER LEGAL REQUIREMENTS, OF ALL OR ANY PART OF THE PROPERTY, OR AS TO THE AVAILABILITY OR EXISTENCE OF ANY UTILITY OR OTHER GOVERNMENTAL OR PRIVATE SERVICES. ACCORDINGLY, THE BUYER IS PURCHASING THE PROPERTY "AS IS." THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE CLOSING. ANY CLAIMS FOR BREACH OF REPRESENTATION OR WARRANTY OR FOR INDEMNIFICATION SHALL BE MADE UNDER THE STOCK PURCHASE AGREEMENT AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN.

         6.       GENERAL PROVISIONS.

         6.1. Real Estate Commissions. The Sellers represent and warrant to the Buyer, and the Buyer represents and warrants to the Sellers, that no broker or finder has been engaged by the respective parties in connection with this Agreement or any of the transactions contemplated by this Agreement, is in anyway connected with this Agreement or any of the transactions, or is entitled to any fee or commission as a result of this Agreement or any of the transactions contemplated hereby. In the event of a claim for a broker's or finder's fee or commission in connection with this Agreement or any of the transactions contemplated hereby, except for the commission set forth above: The Buyer shall indemnify, save harmless, and defend the Sellers from and against such claim if it is based upon any statement, representation, or agreement alleged to have been made by the Buyer; and the Sellers shall indemnify, save harmless, and defend the Buyer from and against such claim if it is based upon any statement, representation, or agreement alleged to have been made by the Sellers. The provisions of this Section 6.1 shall survive the Closing.

         6.2. Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be sufficient for all purposes if personally delivered or if sent by certified or registered U.S. mail, return receipt requested, postage prepaid, and addressed to the respective party at the address set forth below or at such other address as such party may hereafter designate by written notice to the other parties as herein provided.

                  To Sellers:    Mr. G. Michael Edwards
                                 P.O. Box 1328
                                 Mesquite, Nevada 89024

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                                 Mr. Robert F. Edwards
                                 1550 East Ridgemark Drive
                                 Sandy, Utah 84092

                                 Mr. David B. Edwards
                                 1823 East Meadow Drive
                                 Salt Lake City, Utah 84121

                                 with a copy to:

                                 Ervin R. Holmes, Esq.
                                 Van Cott, Bagley, Cornwall & McCarthy
                                 50 South Main Street, Suite 1600
                                 Salt Lake City, Utah 84144-0402

                  To Buyer:      American Allsafe Company
                                 2997 Clarkson Road
                                 Chesterfield, MO 63017
                                 Attn: Mr. Christopher T. Paule

                                 with a copy to:

                                 James B. Carlson, Esq.
                                 Mayer, Brown & Platt
                                 1675 Broadway, Suite 1900
                                 New York, New York 10019-5820

If personally delivered, notices and other communications under this Agreement shall be deemed to have been given and received and shall be effective when personally delivered. If sent by mail in the form specified in this section, notices and other communications under this Agreement shall be deemed to have been given and received and shall be effective when deposited in the U.S. mail.

         6.3.  Costs.  Except  as  otherwise   specifically   provided  in  this
Agreement, the Sellers and the Buyer each shall pay their own costs and expenses incurred in preparation and execution of and performance under this Agreement.

         6.4. Entire Agreement. This Agreement, the Stock Purchase Agreement, and the Confidentiality Agreement, dated December 4, 1997, including the exhibits attached thereto, constitute the entire agreement between the parties hereto relative to the subject matter hereof. Any prior negotiations, correspondence, or understandings relative to the subject matter hereof shall be deemed to be merged in this Agreement and shall be of no force or effect. This Agreement may not be amended or modified except in writing executed by both of the parties hereto.

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         6.5. Interpretation.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah. Whenever the context requires, the singular shall include the plural, the plural shall include the singular, the whole shall include any part thereof, any gender shall include both other genders, the term "person" shall include an individual, partnership (general or limited), corporation, limited liability company, trust, or other entity or association or combination thereof, and the term "Buyer" shall include the Buyer herein named and any permitted assignee of such Buyer. The section headings contained in this Agreement are for purposes of reference only and shall not limit, expand, or otherwise affect the construction of any provisions of this Agreement. Subject to the limitations contained in Section 6.11 hereof, this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Time is of the essence. The provisions of this Agreement shall be construed both as covenants and conditions in the same manner as though the words importing such covenants and conditions were used in each separate provision hereof. Exhibit A attached hereto is by this reference incorporated herein and is made a part hereof.

         6.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

         6.7. No Waiver. Acceptance by either party of any performance less than required hereby shall not be deemed to be a waiver of the rights of such party to enforce all of the terms and conditions hereof. Except as otherwise expressly provided herein, no waiver of any such right hereunder shall be binding unless reduced to writing and signed by the party to be charged therewith.

         6.8. Invalidity of Provision. If any provisions of this Agreement as applied to either party or to any circumstance shall be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall in no way affect (to the maximum extent permitted by applicable law) any other provision of this Agreement, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of the Agreement as a whole.

         6.9. Quit-Claim Deed. If for any reason, other than a breach by the Sellers of their obligations hereunder, the Closing does not occur, the Buyer shall execute, acknowledge, and deliver to the Sellers a quit-claim deed to the Property or such other instrument as the Sellers may reasonably request for purpose of eliminating any cloud on the title of the Property which might result from this Agreement. The provisions of this Section 6.9 shall survive any termination of this Agreement.

         6.10. Assignment. The Buyer shall not have the right to assign or transfer this Agreement or the rights or interests of the Buyer hereunder without the prior written consent of the Sellers in each instance.


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         6.11. No Recordation.  The Buyer covenants and agrees that neither this
Agreement nor any memorandum or other notice of this Agreement shall be recorded in the real property records of Salt Lake County, State of Utah, without the prior written consent of the Sellers.

         6.12. Attorneys' Fees. If any action is brought because of any breach of or to enforce or interpret any of the provisions of this Agreement, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys' fees and court costs incurred in connection with such action, the amount of which shall be fixed by the court and made a part of any judgment rendered.

         6.13. Exchange Transaction. The Buyer agrees to cooperate with the Sellers in consummating this transaction as an exchange by the Sellers of like-kind properties under Internal Revenue Code Section 1031 at no additional expense or other adverse consequence to the Buyer and with no delay in the Closing, such cooperation to include, without limitation, the Buyer's purchase of the Property from a reputable intermediary of the Sellers' choice and execution of such documents in. connection therewith as the Sellers may reasonably request; provided, however, the Buyer shall not be required to accept a conveyance of record title to the Sellers' exchange property. The Sellers may assign the Sellers' rights and obligations under this Agreement, without the Buyer's consent and at any time on or prior to the Closing, to the Sellers' designated intermediary with written notice of assignment to the Buyer. The designated intermediary may, but need not, act as the agent of the Sellers in the performance of any of the Sellers' obligations under this Agreement. The Buyer agrees to accept performance of the Sellers' obligations under this Agreement from the designated intermediary and to render performance of the Buyer's obligations under this Agreement to the designated intermediary if and when requested to do so by the Sellers in writing. The Buyer further agrees that any and all warranties, liabilities, and obligations made or undertaken by the Buyer pursuant to the terms of this Agreement or in connection with the transactions contemplated by this Agreement shall be fairly enforceable by the Sellers, notwithstanding the Sellers' assignment of rights to a designated intermediary. Likewise, the Sellers agree that any and all liabilities and obligations of the Sellers to the Buyer under this Agreement shall not be released or discharged by the Sellers' assignment of their rights hereunder to a designated intermediary. The Buyer shall not be required to incur additional costs and expenses under this Agreement in connection with the Buyer's cooperation with such 1031 exchange.

         IN WITNESS WHEREOF, the Sellers and the Buyer have executed this Agreement as of the day and year first above written.

SELLERS:                                      BUYER:

                                              AMERICAN ALLSAFE COMPANY, a
                                              Delaware corporation,
____________________
G. Michael Edwards
                                              By_____________________________
____________________                          Its____________________________
Robert F. Edwards

____________________
David B. Edwards

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY

         Real property located in Salt Lake County, State of Utah, more particularly described as follows:

         Beginning 924 feet South and 223.3 feet West from the Northeast corner of the Northwest 1/4 Section 10, Township 1 South, Range 1 West, Salt Lake Base and Meridian; West 436.7 feet; North 198 feet; East 436.7 feet; South 198 feet to beginning.